WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)
Wilshire Large Cap Core 130/30 Fund
Investment Class Shares
Institutional Class Shares

Supplement dated February 23, 2010 to the Prospectus of the Wilshire Large Cap Core 130/30 Fund (the “Fund”) of the Company dated May 1, 2009

This Supplement information replaces and supersedes any contrary information contained in the Prospectus.

Pursuant to an exemptive order from the Securities and Exchange Commission, Wilshire Associates Incorporated (“Wilshire”) may add a subadviser and enter into a subadvisory agreement without shareholder approval, as may normally be required by the Investment Company Act of 1940, as amended, upon approval of the Board of Directors of the Company (the “Board”).

On December 4, 2009, the Board approved the appointment of Pyramis Global Advisors, LLC (‘Pyramis”) and UBS Global Asset Management (Americas), Inc. (“UBS”) as new subadvisers to the Wilshire Large Cap Core 130/30 Fund (the “Fund”), effective as of March 1, 2010.  TWIN Capital Management, Inc., Thompson, Siegel & Walmsley LLC and AXA Rosenberg Investment Management, LLC will continue as subadvisers to the Fund.

THE FOLLOWING INFORMATION HAS BEEN ADDED TO THE SECTION ENTITLED “MORE INFORMATION ABOUT INVESTMENTS AND RISKS” FOR THE FUND STARTING ON PAGE 24 OF THE PROSPECTUS.

Pyramis Global Advisors, LLC.

Pyramis Global Advisors, LLC (“Pyramis”) serves as a Subadviser to a portion of the Fund.  Pyramis constructs its portion of the Fund by using a bottom-up, fundamental strategy to identify securities that may outperform (and underperform) the market.  The primary driver of Pyramis’ large cap core strategy is its stock selection skill based on its in-depth proprietary research on both the long and short sides. Pyramis’ portion of the Fund is constructed within certain sector and security level constraints to seek alpha, neutralize systematic exposures, ensure style consistency and to limit tracking error to the Fund’s benchmark, the S&P 500 Index.

UBS Global Asset Management (Americas), Inc.

UBS Global Asset Management (Americas), Inc. (“UBS”) serves as a Subadviser to a portion of the Fund.  UBS constructs its portion of the portfolio by focusing on intensive fundamental research.  UBS employs an investment strategy that is based on a price-to-intrinsic value approach which derives the intrinsic value of a company from estimates of future free cash flows.  UBS’ portion of the Fund is moderately diversified with approximately 50-70 long positions and 30-50 short positions.  UBS’ portion of the Fund is constructed within certain position, sector, beta and tracking error constraints.

THE FOLLOWING INFORMATION HAS BEEN ADDED TO THE SECTION ENTITLED “INVESTMENT SUBADVISERS” STARTING ON PAGE 28 OF THE PROSPECTUS.

Pyramis

Wilshire has entered into a subadvisory agreement with Pyramis, effective March 1, 2010, to manage a portion of the Fund, subject to the supervision of Wilshire and the Board.  Pyramis is located at 900 Salem Street, Smithfield, Rhode Island  02917.  Pyramis is a wholly owned subsidiary of Pyramis Global Advisors Holdings Corp., which in turn is wholly owned by FMR LLC (commonly known as “Fidelity Investments”).  As of December 31, 2009, Pyramis managed approximately $25.5 billion in assets.

The Portfolio Team Leader, along with the assistance of the Sector Portfolio Managers, executes Pyramis’ 130/30 investment strategy on behalf of the Fund.  The Portfolio Team Leader is responsible for portfolio construction, risk management and trading.  Each Sector Portfolio Manager manages an independent 130/30 sector sub-portfolio, which is then aggregated to form the diversified portfolio.  The allocation of assets to each of the sector sub-portfolios corresponds to the weight of the sector within the S&P 500 Index.  For portfolio construction, Pyramis uses a team-based “best ideas” approach.  The specialized role of the Sector Portfolio Manager ensures focus and proficiency in identifying long and short positions consistent with respective areas of expertise.

The Sector Portfolio Managers are responsible for all buy and sell decisions for their respective sub-portfolios in their sectors, but the Lead Portfolio Manager has the final authority on all trades and could override if necessary.  The Lead Portfolio Manager and some of the Sector Portfolio Managers are listed below based on the percentage weight of the benchmark for their respective sectors of responsibilities:

John Power, Senior Vice President of Domestic Equities at Pyramis and Portfolio Team Leader for the Large Cap Core 130/30 Strategy, has been employed by Pyramis and its parent company since 2005.

Thorsten Becker, Sector Portfolio Manager covering the Financial Services and Telecommunications sectors, has been employed by Pyramis and its parent company since 1994.

Robert Bao, CFA, Sector Portfolio Manager, has been employed by Pyramis and its parent company since 1997.

Andrew R. Burzumato, Sector Portfolio Manager covering the Utilities sector, has been employed by Pyramis and its parent company since 2000.

Michael Elvin, Sector Portfolio Manager covering the Technology sector, has been employed by Pyramis and its parent company since 2005.

UBS

Wilshire has entered into a subadvisory agreement with UBS, effective March 1, 2010, to manage a portion of the Fund, subject to the supervision of Wilshire and the Board.  UBS is located at One North Wacker Drive, Chicago, Illinois  60606.  UBS is a wholly owned subsidiary of UBS AG, a large global financial institution and is a member of the UBS Global Asset Management Business Group.  UBS provides investment management services to investment companies and various types of other institutional and retail investors.  As of December 31, 2009, UBS had approximately $144.25 billion in assets under management.

UBS’ portion of the Fund is team managed. The team is led by John Leonard, CFA, Managing Director and Head of U.S. Equities at UBS and Tom Cole, CFA, Managing Director and Director of Equity Research at UBS. Mr. Leonard joined a predecessor organization of UBS in 1991 and Mr. Cole joined UBS in 2001.  Other members of the team include Mr. Thomas Digenan, CFA, CPA, Managing Director, North American Equity Strategist, who joined a predecessor firm in 1993 and serves as U.S. Equity Strategist for the team; and Mr. Scott Bondurant, Executive Director and Global Head of Long/Short Strategies, who joined UBS in 2005 and oversees development, implementation, management and marketing of all long/short products.

A discussion regarding the basis for the Board’s approval of each subadvisory agreement will be available in the Company’s semi-annual report to shareholders for the period ending June 30, 2010.  The Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS OF THE COMPANY FOR FUTURE REFERENCE.

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)
Wilshire Large Cap Core 130/30 Fund
Investment Class Shares
Institutional Class Shares

Supplement dated February 23, 2010 to the Statement of Additional Information of the Wilshire Large Cap Core 130/30 Fund (the “Fund”) of the Company dated May 1, 2009

This Supplement information replaces and supersedes any contrary information contained in the Statement of Additional Information.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND ON PAGE 20 OF THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) ENTITLED “INVESTMENT SUBADVISORY AGREEMENTS AND FEES.”

Effective March 1, 2010, Wilshire entered into new subadvisory agreements (collectively, the “New Subadvisory Agreements”) with Pyramis Global Advisors, LLC (‘Pyramis”) and UBS Global Asset Management (Americas), Inc. (“UBS”) to manage a portion of the Wilshire Large Cap Core 130/30 Fund (the “Fund”).  Under the New Subadvisory Agreements, the fees payable to each Subadviser with respect to the Fund will be paid exclusively by Wilshire and not directly by the shareholders of the Fund.

Each of the New Subadvisory Agreements with Pyramis and UBS will continue in effect until August 31, 2011, unless sooner terminated as provided in certain provisions contained in the New Subadvisory Agreements.  Each such New Subadvisory Agreement will continue in effect from year-to-year thereafter with respect to the Fund so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND ON PAGE 21 OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED “PORTFOLIO MANAGERS.”

Pyramis   Pyramis’ portion of the Fund is managed by a Portfolio Team Leader who is assisted by Sector Portfolio Managers. The following chart reflects all assets and accounts managed by the team, led by John Power, and assisted by Messrs. Thorsten Becker; Robert Bao, CFA; Andrew R. Burzumato; and Michael Elvin as of December 31, 2009:

Portfolio Manager (Funds managed)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed (in millions)	Number	Assets Managed (in millions)	Number	Assets Managed (in millions)
Thorsten Becker	0	NA	20*	$4,282.70	7**	$2,034.80
John Power	0	NA	20*	$4,282.70	7**	$2,034.80
Robert Bao, CFA	0	NA	20*	$4,282.70	7**	$2,034.80
Andrew R. Burzumato	0	NA	20*	$4,282.70	7**	$2,034.80
Michael Elvin	0	NA	20*	$4,282.70	7**	$2,034.80

*One account with a total of approximately $116.9 million has an advisory fee based upon the performance of the account.

**Three accounts with a total of approximately $2,034.80 million have an advisory fee based upon the performance of the accounts.

Conflicts of Interest Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. The management of multiple funds and accounts (including proprietary accounts of Pyramis or its affiliates) may give rise to potential conflicts of interest if, for example, the accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. For example, securities selected for some accounts may outperform securities selected for other accounts.

A conflict of interest may arise if a portfolio manager manages multiple accounts simultaneously when one account has certain performance fee and incentive compensation arrangements and another account does not.  Pyramis has implemented policies to try to mitigate these potential conflicts of interest.

In addition, conflicts of interest may arise if the account’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or its affiliates.  Pyramis has adopted policies and procedures (for example, trade allocation procedures) and maintains a compliance program designed to help manage these actual and potential conflicts.

Pyramis may execute transactions for another account that may adversely impact the value of securities held by another account of Pyramis or its affiliates.  Pyramis, however, generally does not allow a portfolio manager trading on behalf of multiple accounts to place trade orders that conflict with trade orders placed for any existing positions for which he has portfolio management responsibility without prior approval.  Although Pyramis attempts to seek best execution on all orders, there may be instances in which it may appear that one client may receive a more favorable execution than another client, depending upon the timing and nature of the order and other factors.

Pyramis’ compliance program seeks to manage actual and potential conflicts associated with the contemporaneous management of long-short investment products, such as 130/30 funds, market neutral funds and associated separate accounts and long only products.  This compliance program restricts certain conduct and trading and investment activity related to the long-short funds and short sales, and seeks to balance the needs of investors in long-short and long funds.

Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by Pyramis’ Code of Ethics.

Although Pyramis has adopted certain compliance procedures which are designed to address the types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation  Pyramis structures its compensation competitively to attract and retain the best professional in the investment management field. In addition to salary, Pyramis compensates investment professionals with bonuses, profit sharing arrangements, stock appreciation rights and stock ownership.

Pyramis’ compensation structure is designed to align the interests of the Fund with those of our clients.  Compensation is determined based on various factors, including:

•	The investment performance of the products with which investment professionals have direct involvement; and
•	A combination of the value and success of individual contributions made to the investment process.

These factors encourage cooperation and information sharing across individual product lines and maximize idea generation across the group.

To attract and retain the best professionals, Pyramis structures its compensation packages to be in the upper quartile of its peer group.

Portfolio managers are awarded bonuses based on the performance of their portfolios relative to the appropriate investment benchmark (S&P 500) and peer group ranking (eA Extended US 130/30 Equity Universe).  Evaluation is based on a combination of one-, three-, and five-year performance ensuring that portfolio management decisions are not made based on short-term considerations.

Analysts’ bonuses range as a percentage of base salary from 50% to 150% and are determined by the following four factors, each of which contributes 25% of the total:

•	Performance of their stock recommendations
•	Impact of their stock recommendations on portfolios
•	Fund manager appraisal
•	Teamwork

In addition to base salary and cash bonuses, portfolio managers, analysts and traders may receive share awards.  Eligible employees are awarded FMR shares based on a number of factors, including: performance, potential, and level of responsibility in the organization.  Upon termination, all vested shares are redeemed by Fidelity at the current value of the shares.

As of December 31, 2009, the portfolio managers identified above did not own any shares of the Fund.

UBS   UBS’ portion of the Fund is managed by an investment team led by John Leonard, and Tom Cole.  Each member of the team is also responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts.  As of December 31, 2009, information on these other accounts is as follows:

Portfolio Manager (Funds managed)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed (in millions)	Number	Assets Managed (in millions)	Number	Assets Managed (in millions)
John C. Leonard	15	$3,423	48*	$7,622	10	$1,127
Thomas M. Cole	15	$3,423	48*	$7,622	13	$1,127
Thomas Digenan	15	$3,423	48*	$7,622	16	$1,127
Scott Bondurant	3	$374	3***	$80	7	$1

* Three accounts with a total of approximately $780 million have an advisory fee based upon the performance of the accounts.

*** One account with a total of approximately $12 million has an advisory fee based upon the performance of the account.

Conflicts of Interest Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.

The UBS portfolio management team's management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

Compensation  UBS’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. The total compensation received by the portfolio managers and analysts at UBS, including the Fund’s portfolio managers, has three basic components—a fixed component (base salary and benefits), a variable cash compensation component (which is correlated with performance) and, for more senior employees, a variable equity component (reinforcing the critical importance of creating long-term business value), which are described in more detail below:

•  The fixed component (base salary and benefits) is set to be competitive in the industry and is monitored and adjusted periodically with reference to the labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their role.

•  Variable cash compensation is determined annually on a discretionary basis. It is correlated with the individual's contribution (financial and non-financial) to UBS’ business results and the performance of the individual's respective function. As its name implies, this can be variable.

•  Variable equity—Many senior employees are required to take a portion of their annual variable cash compensation in the form of UBS shares or notional shares instead of cash. UBS believes that, not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool because the shares typically vest over a number of years.

Portfolio managers’ variable compensation is tied to the performance of relevant client portfolios and is based on performance over the one, three and five years to ensure that long-term performance is the focus.  Further, the delivery of variable compensation is subject to a number of deferral mechanisms including investment in UBS stock and options.

For analysts, variable cash compensation is, in general, tied to the performance of some combination of model and/or client portfolios, generally evaluated over rolling three-year periods and coupled with a qualitative assessment of their contribution.

As of December 31, 2009, the portfolio managers identified above did not own any shares of the Fund.

THE FOLLOWING INFORMATION IS IN ADDITION TO THE INFORMATION FOUND ON PAGE 42 OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED “PROXY VOTING POLICIES AND PROCEDURES.”

Pyramis

Pyramis and its affiliates have established formal written proxy voting guidelines that are designed to ensure that client proxies are voted in accordance with client-approved guidelines or, if not covered specifically by client-approved guidelines, in accordance with the best interest of clients as determined by Pyramis’ or its affiliates sole judgment.

As a general rule, Pyramis’ guidelines call for Pyramis or its affiliates to vote in favor of routine management proposals in favor of incumbent directors, and to evaluate shareholder proposals by their likelihood to enhance the economic returns of the portfolio company or to maximize shareholder value.

The guidelines generally oppose measures that are designed to prevent or obstruct corporate takeovers, such as fair price amendments, classified boards, “blank check” preferred stock, executive “golden parachutes,” shareholders rights plans (“poison pills”) and supermajority provisions.

With respect to equity-based compensation plans, the guidelines generally call for voting against plans or plan amendments that cause excessive dilution to existing shareholders, have option exercise prices less than 100% fair market value on the date of grant, or permit the Board of Directors or its compensation committee to enact material amendments without shareholder approval.  The guidelines also generally oppose the repricing of outstanding stock options.

With respect to proposals relating to shareholder rights, the guidelines generally (i) support simple majority voting; (ii) oppose cumulative voting; (iii) support confidential voting; and (iv) oppose supermajority voting requirements.

Pyramis will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

The guidelines have been designed so that proxies are voted in the best interest of Pyramis’ and its affiliates’ clients, as determined by their sole judgment, and to resolve potential conflicts of interest. Pyramis votes shares in a manner consistent with the guidelines and without regard to any other relationship, business or otherwise, that Pyramis or its affiliates may have with companies in which Pyramis invests client assets.  FMR’s Investment Proxy Research Group administers the guidelines on behalf of Pyramis. If non-routine proposals not addressed by the guidelines arise, the FMR Investment Proxy Research Group consults, when appropriate, with the investment professionals responsible for researching and/or investing in applicable companies. Senior management of the FMR Investment Proxy Research Group, in conjunction with an attorney within FMR’s legal department is authorized to make a final decision on such non-routine matters.

UBS

The proxy voting policy of UBS is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS’ proxy voting policy.

When UBS’ view of a company's management is favorable, UBS generally supports current management initiatives. When UBS’ view is that changes to the management structure would probably increase shareholder value, UBS may not support existing management proposals. UBS generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS is aware of a conflict with respect to a particular proxy, the appropriate local corporate governance committee is required to review and resolve the manner in which such proxy is voted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION OF THE COMPANY FOR FUTURE REFERENCE.